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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: December 10, 2006
                       (Date of earliest event reported):

                           TRIMBLE NAVIGATION LIMITED
               (Exact Name of Registrant as Specified in Charter)

           California                   0-18645                94-2802191
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                  935 Stewart Drive
                Sunnyvale, California                           94085
       (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 481-8000
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

         On December 10, 2006, Trimble Navigation Limited ("Trimble") issued a press release announcing that Trimble and @Road, Inc. ("@Road") had entered into a merger agreement, dated as of December 10, 2006, pursuant to which Trimble will acquire all the outstanding shares of @Road common stock for $7.50 per share. @Road shareholders will receive $5.00 per share in cash and the remaining $2.50 per share in consideration will be a mixture of cash and/or Trimble common stock to be determined by Trimble prior to the vote of @Road's stockholders on the merger. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

         Trimble and @Road intend to file with the SEC a prospectus/proxy statement and other relevant materials in connection with the proposed acquisition of @Road by Trimble pursuant to the terms of an Agreement and Plan of Merger by and among Trimble, Roadrunner Acquisition Corp., a wholly-owned subsidiary of Trimble, and @Road. The prospectus/proxy statement will be mailed to the stockholders of @Road. Investors and security holders of @Road are urged to read the prospectus/proxy statement and the other relevant materials, as well as any amendments or supplements to those documents, when they become available because they will contain important information about Trimble, @Road and the proposed merger. The prospectus/proxy statement and other relevant materials (when they become available), and any other documents filed by Trimble or @Road with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Trimble by contacting Trimble Investor Relations, 935 Stewart Drive, Sunnyvale, California 94085, (408) 481-7838. Investors and security holders may obtain free copies of the documents filed with the SEC by @Road by contacting @Road Investor Relations, 47071 Bayside Parkway, Fremont, California 94538, (510) 870-1317. Investors and security holders of @Road are urged to read the prospectus/proxy statement and the other relevant materials, as well as any amendments or supplements to those documents, when they become available before making any voting or investment decision with respect to the proposed merger.

         Trimble, Steven Berglund, Trimble's President and Chief Executive Officer, and Trimble's other directors and executive officers may be deemed to be participants in the solicitation of proxies of @Road stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Mr. Berglund and Trimble's other directors and executive officers in the solicitation by reading the prospectus/proxy statement when it becomes available.

         @Road, Krish Panu, @Road's Chairman, Chief Executive Officer and President, and @Road's other directors and executive officers may be deemed to be participants in the solicitation of proxies of @Road stockholders in connection with the proposed merger. Such individuals may have interests in the proposed merger, including as a result of holding options or shares of @Road common stock. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Mr. Panu and @Road's other directors and executive officers in the solicitation by reading the prospectus/proxy statement when it becomes available.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished with this report on Form 8-K:

           EXHIBIT
           NUMBER        DESCRIPTION
           -----------   -------------------------------------------------------
           99.1          Press Release, dated as of  December 10, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      TRIMBLE NAVIGATION LIMITED


Date: December 10, 2006                               By:    /s/ Irwin Kwatek
                                                             -------------------
                                                      Name:  Irwin Kwatek
                                                      Title: Vice President

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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99.1       Press Release, dated as of December 10, 2006.